SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 5, 2005
Date of Report (Date of earliest event reported)

SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

(215) 557-4630
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.06          Material Impairments.

On January 5, 2005, Sovereign Bancorp, Inc. issued a press release announcing that it intends to record an other-than-temporary impairment related to Fannie Mae and Freddie Mac preferred stock held in its available-for-sale investment portfolio.

For additional information, reference is made to the press release, dated January 5, 2005, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(c)          Exhibits:

The following exhibit is filed herewith:

99.1  Press release of Sovereign Bancorp, Inc., dated January 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: January 5, 2005

	By:	/s/ JAMES D. HOGAN

James D. Hogan
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release of Sovereign Bancorp, Inc., dated January 5, 2005